UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

SANDY SPRING BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Sandy Spring Bancorp, Inc. (the “Company”) adopted the Sandy Spring Bank Non-Qualified Deferred Compensation Plan (the “Plan”). The Plan constitutes an unfunded, nonqualified deferred compensation plan that provides deferred compensation benefits for a select group of management and highly compensated employees, including the Company’s named executive officers. The Plan provides participants with the option to defer receipt a portion of their base salary and annual cash incentives. Participant contributions will be fully vested at all times. At its sole discretion, the Company may credit participant accounts with Company contributions. The Company determines who will receive discretionary contributions, as well as the amounts and timing of any such contributions. Distributions of participant accounts will be made following a participant’s separation of service, death, disability, unforeseeable emergency, or as of a future payment date specified by the participant. The Company’s aggregate obligation under the Plan at any given time will be equal to the sum of participants’ aggregate account balances at such time under the Plan. Participants’ accounts will increase or decrease based on the hypothetical investment of the account balances in one or more investment funds and will be credited and debited in accordance with the actual financial performance of such funds. Participants elect the investment funds in which their accounts are hypothetically invested.

The above summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

10.1	Sandy Spring Bank Non-Qualified Deferred Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: October 27, 2021	By:	/s/ Daniel J. Schrider
Daniel J. Schrider
President and Chief Executive Officer